UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): April 23, 2020

TPI Composites, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37839	20-1590775
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8501 N. Scottsdale Rd, Gainey Center II, Suite 100, Scottsdale, Arizona 85253
(Address of Principal Executive Offices) (Zip Code)

480-305-8910
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	TPIC	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 7.01 Regulation FD Disclosure

On April 23, 2020, TPI Composites, Inc. (the “Company”), issued a press release announcing that as a result of the uncertainty relating to: (i) the rapidly evolving nature, magnitude and duration of the COVID-19 pandemic, (ii) the variety of measures implemented by governments around the world to address its effects and (iii) the impact on its manufacturing operations, the Company is withdrawing its financial guidance issued on February 27, 2020 for the fiscal year ending December 31, 2020 and subsequently updated on April 3, 2020. The Company also announced that it will provide an update on the impact of COVID-19 on its liquidity, business operations, financial condition and results of operations in its first quarter 2020 earnings release, during its first quarter 2020 earnings call and in its Form 10-Q for the quarter ended March 31, 2020. The Company stated that it is managing its liquidity to ensure the long-term viability of the Company until the pandemic abates. The press release is furnished herewith as Exhibit 99.1.

On April 23, 2020, the Company also issued a press release regarding certain of the matters discussed in Item 8.01 of this Current Report on Form 8-K. The press release is furnished herewith as Exhibit 99.2.

The information furnished in this Current Report on Form 8-K in Item 7.01 and Item 9.01, including Exhibit 99.1 and Exhibit 99.2 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events

The Company decided to voluntarily pause production at its Newton, Iowa manufacturing facility due to an increase in COVID-19 levels in the surrounding counties, including a significant increase in the number of confirmed cases in the past week among its associates at our Newton, Iowa facility. The Company plans to perform an additional deep cleaning of its Newton, Iowa manufacturing facility and implement a testing program for all Newton, Iowa associates in collaboration with the State of Iowa prior to resuming production which the Company anticipates to be in the middle of next week.

The Company also has temporarily suspended production at one of its manufacturing facilities in Juarez, Mexico as a result of an order from a division of the Mexico Secretary of Labor. This order, which the Company intends to administratively challenge, does not apply to any of its other manufacturing facilities in Juarez, Mexico. If this order is not overturned, it may result in the suspension of production at this plant through May 31, 2020. As of April 22, 2020, the Company has had no confirmed cases of COVID-19 at any of its Juarez, Mexico manufacturing facilities.

As previously disclosed, the Company has been operating its Matamoros, Mexico facility manufacturing facility at reduced capacity since early April and now expects to continue to operate at a reduced capacity through May 31, 2020 due to the Mexican Federal Government extending its “sanitary emergency” order through May 31, 2020 and demands from the Company’s union in Matamoros, Mexico. The Company has been operating its Chennai, India manufacturing facility with a skeleton crew since early April and resumed limited production on April 21, 2020 with additional personnel. These temporary reductions and suspensions of production may last longer than the Company currently anticipates if the government-mandated orders are extended or if the number COVID-19 cases continues to increase in the areas surrounding our manufacturing facilities or amongst our associates at our manufacturing facilities. The Company may also have to temporarily reduce or suspend production at its other manufacturing facilities due to the impact of COVID-19 and the imposition of any new or amended government-mandated orders. The Company currently is operating its other manufacturing facilities at normal production levels, including its manufacturing facilities in China and Turkey.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 – Press Release dated April 23, 2020

99.2 – Press Release dated April 23, 2020

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements which are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements, among other things, concerning: the impact of the COVID-19 pandemic on our business; effects on our financial statements and our financial outlook; our business strategy, including anticipated trends and developments in and management plans for our business and the wind industry and other markets in which we operate; our projected annual revenue growth; competition; future financial results, operating results, revenues, gross margin, operating expenses, profitability, products, projected costs, warranties, our ability to improve our operating margins, and capital expenditures. These forward-looking statements are often characterized by the use of words such as “estimate,” “expect,” “anticipate,” “project,” “plan,” “intend,” “seek,” “believe,” “forecast,” “foresee,” “likely,” “may,” “should,” “goal,” “target,” “might,” “will,” “could,” “predict,” “continue” and the negative or plural of these words and other comparable terminology. Forward-looking statements are only predictions based on our current expectations and our projections about future events. You should not place undue reliance on these forward-looking statements. We undertake no obligation to update any of these forward-looking statements for any reason. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from those expressed or implied by these statements. These factors include, but are not limited to, the matters discussed in “Risk Factors,” in our Annual Report on Form 10-K and other reports that we will file with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TPI Composites, Inc.

Date: April 23, 2020	By:	/s/ Bryan R. Schumaker
Bryan R. Schumaker
Chief Financial Officer